EXHIBIT 10.25

Summary of Executive Compensation

The following is a summary of the compensation of the executive officers of Adept Technology, Inc. (the “Company”) in effect as of the date of filing the Company’s Annual Report on Form 10-K.

Current Executive Officers	Annual Base Salary		Fiscal 2011 Incentive Compensation (1)	Other Annual Compensation (2)
John Dulchinos President and Chief Executive Officer		$285,000		Health care coverage; long-term disability and group term life insurance excess premiums; and housing allowance (of less than $35,000)

Lisa M. Cummins Vice President of Finance and Chief Financial Officer		$220,000		Health care coverage; long-term disability and group term life insurance excess premiums

Joachim Melis Vice President, Business and Development and Managing Director of Europe	EUR	170,000		Car allowance

David Pap Rocki Vice President, Worldwide Operations		$197,300		Health care coverage; long-term disability and group term life insurance excess premiums

(1)	Awards made pursuant to participation in, and subject to terms of, the Fiscal 2011 Performance Plan.
(2)	Other benefits to be provided by the Company to the identified executive officer. Equity awards have been granted to the executive officers pursuant to option agreements and restricted stock agreements, the forms of which have been approved by the Compensation Committee and filed with the Securities and Exchange Commission.